Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Ian T. Bothwell, Interim Chief Executive Officer and Chief Financial Officer (principal executive, financial and accounting officer) of Organicell Regenerative Medicine, Inc., a Nevada corporation (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 14, 2023	/s/ Ian T. Bothwell
Ian T. Bothwell
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)